UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2005
Date of Report (Date of earliest event reported)

FORTUNA GAMING CORP.
(Exact name of registrant as specified in its charter)

NEVADA	98-0389183
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 302-850 West Hastings Street,
Vancouver, British Columbia, Canada	V6C 1E1
(Address of principal executive offices)	(Zip Code)

604-685-7552
Issuer's telephone number

MoneyFlow Capital Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

John Briner has resigned as the President of the Company. Jane Clark has been appointed President of the Company in his stead and has been appointed as a Director of the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION

On June 28, 2005, the Company filed an amendment to its articles of incorporation, changing the name of the Corporation from MoneyFlow Capital Corporation to Fortuna Gaming Corp. The Nevada Secretary of State approved the name change of the Corporation on June 28, 2005.

ITEM 8.01 OTHER EVENTS

The attached announcement was released to the news media on July 6, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1	News Release dated July 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNA GAMING CORP.

Date: July 6, 2005	By:	/s/ John Briner

John Briner
Director